UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 10, 2023

Talkspace, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39314	84-4636604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Ave, New York, NY (Address of principal executive offices)	10017 (Zip Code)

(212) 284-7206 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TALK	Nasdaq Stock Market
Warrants to purchase common stock	TALKW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2023 Annual Meeting of Stockholders of  Talkspace, Inc. (the “Company”), held on October 10, 2023, the Company’s stockholders: (i) did not approve the proposal to adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors of the Company (the “Board”) such that all directors stand for election annually; (ii) elected Curtis Warfield, Jacqueline Yeaney and Michael Hansen to serve as Class II directors until the 2026 annual meeting of the stockholders or until their respective successors shall have been duly elected and qualified, (iii) ratified the appointment of Kost, Forer, Gabby & Kasierer, a member of Ernst & Young Global as the Company’s independent auditors for the fiscal year 2023; and (iv) approved, on an advisory basis, the compensation of the Company’s named executive officers.

Further information regarding all of these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 1, 2023. The total number of shares of common stock entitled to vote at the Annual Meeting was 166,516,177, of which 130,927,394 shares, or 78.62%, voted.

The Company’s independent inspector of elections reported the vote of the stockholders as follows:

Proposal 1: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors:

For	Against	Abstain	Broker Non-Votes
82,062,228	237,293	761,258	47,866,615

With respect to the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors, the proposal received a substantial favorable vote at the Annual Meeting, but did not receive the vote required for approval, which is the affirmative vote of at least 66.66% of the total outstanding voting power of the Company’s outstanding shares of common stock entitled to vote at the Annual Meeting. As a result, the amendment to declassify the Board of Directors was not approved.

Proposal 2: If the stockholders approve Proposal 1, to elect Curtis Warfield, Jacqueline Yeaney and Michael Hansen to serve as directors until the 2024 annual meeting or, if the stockholders do not approve Proposal 1, to elect Curtis Warfield, Jackie Yeaney and Michael Hansen to serve as Class II directors until the 2026 annual meeting:

Name	For	Withheld	Abstain	Broker Non-Votes
Curtis Warfield	70,087,306	12,973,473	-	47,866,15
Jacqueline Yeaney	67,910,374	15,150,405	-	47,866,15
Michael Hansen	76,613,302	6,447,477	-	47,866,15

Proposal 3: To ratify the audit committee’s selection of Kost, Forer, Gabby & Kasierer, a member of Ernst & Young Global as the Company’s independent auditors for the fiscal year 2023:

For	Against	Abstain	Broker Non-Votes
130,493,545	410,114	23,735	-

Proposal 4: To approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
79,884,521	2,405,762	770,496	47,866,615

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Talkspace, Inc.

Date: October 13, 2023	By:	/s/ Jennifer Fulk
Jennifer Fulk
Chief Financial Officer